EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of Janus International Group, Inc. (the “Company”) on Form 10-K for the year ended December 30, 2023, as filed with the Securities and Exchange Commission (the “Report”), I, Anselm Wong, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

2.    To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: February 28, 2024	By:	/s/ Anselm Wong
Anselm Wong
Chief Financial Officer
(Principal Financial Officer)